Ex-Filing Fees

CALCULATION OF FILING FEE TABLES

F-1

NFT Ltd

Table 1: Newly Registered and Carry Forward Securities

Line Item Type	Security Type	Security Class Title	Notes	Fee Calculation Rule	Amount Registered	Proposed Maximum Offering Price Per Unit		Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee

Newly Registered Securities
Fees to be Paid	Equity	Units, each consisting of	(1)	457(o)	591,016		$8.46	$5,000,000.00	0.0001381	$690.50
Fees to be Paid	Equity	(i) Class A ordinary shares, par value $0.04 per share (the "Class A Ordinary Shares")	(2)	457(o)				0.00	0.0001381	0.00
Fees to be Paid	Equity	(ii) Common Warrants to Purchase One Class A Ordinary Share	(3)	457(o)				0.00	0.0001381	0.00
Fees to be Paid	Equity	Pre-Funded Units, each consisting of	(4)	457(o)				0.00	0.0001381	0.00
Fees to be Paid	Equity	(i) Pre-Funded Warrants to Purchase One Class A Ordinary Share	(5)	457(o)				0.00	0.0001381	0.00
Fees to be Paid	Equity	(ii) Common Warrants each to Purchase One Class A Ordinary Share	(6)	457(o)				0.00	0.0001381	0.00
Fees to be Paid	Equity	Class A Ordinary Shares, issuable upon the exercise of the Common Warrants included in the Units and Pre-Funded Units	(7)	457(o)	591,016		8.46	5,000,000.00	0.0001381	690.50
Fees to be Paid	Equity	Class A Ordinary Shares, issuable upon the exercise of the Pre-Funded Warrants included in the Pre-Funded Units	(8)	457(o)		$		$0.00	0.0001381	$0.00

Total Offering Amounts:								$10,000,000.00		1,381.00
Total Fees Previously Paid:										0.00
Total Fee Offsets:										0.00
Net Fee Due:										$1,381.00

__________________________________________
Offering Note(s)

(1)	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended (the “Securities Act”).

Pursuant to Rule 416(a) under the Securities Act of 1933, this registration statement shall also cover an indeterminate number of Class A ordinary shares, par value $0.04 per share, of the registrant (the “Class A Ordinary Shares”) that may become issuable to prevent dilution resulting from stock splits, stock combinations, stock dividends, recapitalizations or similar transactions with respect to the Class A Ordinary Shares.

The proposed maximum offering price of the units of the registrant proposed to be sold in the offering (the “Units”) will be reduced on a dollar-for-dollar basis based on the offering price of any pre-funded units of the registrant offered and sold in the offering (the “Pre-Funded Units”), and as such, the proposed maximum aggregate offering price of the Class A Ordinary Shares and Pre-Funded Warrants (including the Class A Ordinary Shares issuable upon exercise of the Pre-Funded Warrants), if any, is 5,000,000.
(2)	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended (the “Securities Act”).

Pursuant to Rule 416(a) under the Securities Act of 1933, this registration statement shall also cover an indeterminate number of Class A ordinary shares, par value $0.04 per share, of the registrant (the “Class A Ordinary Shares”) that may become issuable to prevent dilution resulting from stock splits, stock combinations, stock dividends, recapitalizations or similar transactions with respect to the Class A Ordinary Shares.

The proposed maximum offering price of the units of the registrant proposed to be sold in the offering (the “Units”) will be reduced on a dollar-for-dollar basis based on the offering price of any pre-funded units of the registrant offered and sold in the offering (the “Pre-Funded Units”), and as such, the proposed maximum aggregate offering price of the Class A Ordinary Shares and Pre-Funded Warrants (including the Class A Ordinary Shares issuable upon exercise of the Pre-Funded Warrants), if any, is 5,000,000.
(3)	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended (the “Securities Act”).

Pursuant to Rule 416(a) under the Securities Act of 1933, this registration statement shall also cover an indeterminate number of Class A ordinary shares, par value $0.04 per share, of the registrant (the “Class A Ordinary Shares”) that may become issuable to prevent dilution resulting from stock splits, stock combinations, stock dividends, recapitalizations or similar transactions with respect to the Class A Ordinary Shares.

The proposed maximum offering price of the units of the registrant proposed to be sold in the offering (the “Units”) will be reduced on a dollar-for-dollar basis based on the offering price of any pre-funded units of the registrant offered and sold in the offering (the “Pre-Funded Units”), and as such, the proposed maximum aggregate offering price of the Class A Ordinary Shares and Pre-Funded Warrants (including the Class A Ordinary Shares issuable upon exercise of the Pre-Funded Warrants), if any, is 5,000,000.

Pursuant to Rule 457(g) of the Securities Act, no separate registration fee is required for the warrants because the warrants are being registered in the same registration statement as the Class A Ordinary Shares issuable upon exercise of the warrants.
(4)	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended (the “Securities Act”).

Pursuant to Rule 416(a) under the Securities Act of 1933, this registration statement shall also cover an indeterminate number of Class A ordinary shares, par value $0.04 per share, of the registrant (the “Class A Ordinary Shares”) that may become issuable to prevent dilution resulting from stock splits, stock combinations, stock dividends, recapitalizations or similar transactions with respect to the Class A Ordinary Shares.

The proposed maximum offering price of the units of the registrant proposed to be sold in the offering (the “Units”) will be reduced on a dollar-for-dollar basis based on the offering price of any pre-funded units of the registrant offered and sold in the offering (the “Pre-Funded Units”), and as such, the proposed maximum aggregate offering price of the Class A Ordinary Shares and Pre-Funded Warrants (including the Class A Ordinary Shares issuable upon exercise of the Pre-Funded Warrants), if any, is 5,000,000.
(5)	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended (the “Securities Act”).

Pursuant to Rule 416(a) under the Securities Act of 1933, this registration statement shall also cover an indeterminate number of Class A ordinary shares, par value $0.04 per share, of the registrant (the “Class A Ordinary Shares”) that may become issuable to prevent dilution resulting from stock splits, stock combinations, stock dividends, recapitalizations or similar transactions with respect to the Class A Ordinary Shares.

The proposed maximum offering price of the units of the registrant proposed to be sold in the offering (the “Units”) will be reduced on a dollar-for-dollar basis based on the offering price of any pre-funded units of the registrant offered and sold in the offering (the “Pre-Funded Units”), and as such, the proposed maximum aggregate offering price of the Class A Ordinary Shares and Pre-Funded Warrants (including the Class A Ordinary Shares issuable upon exercise of the Pre-Funded Warrants), if any, is 5,000,000.

Pursuant to Rule 457(g) of the Securities Act, no separate registration fee is required for the warrants because the warrants are being registered in the same registration statement as the Class A Ordinary Shares issuable upon exercise of the warrants.
(6)	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended (the “Securities Act”).

Pursuant to Rule 416(a) under the Securities Act of 1933, this registration statement shall also cover an indeterminate number of Class A ordinary shares, par value $0.04 per share, of the registrant (the “Class A Ordinary Shares”) that may become issuable to prevent dilution resulting from stock splits, stock combinations, stock dividends, recapitalizations or similar transactions with respect to the Class A Ordinary Shares.

The proposed maximum offering price of the units of the registrant proposed to be sold in the offering (the “Units”) will be reduced on a dollar-for-dollar basis based on the offering price of any pre-funded units of the registrant offered and sold in the offering (the “Pre-Funded Units”), and as such, the proposed maximum aggregate offering price of the Class A Ordinary Shares and Pre-Funded Warrants (including the Class A Ordinary Shares issuable upon exercise of the Pre-Funded Warrants), if any, is 5,000,000.

Pursuant to Rule 457(g) of the Securities Act, no separate registration fee is required for the warrants because the warrants are being registered in the same registration statement as the Class A Ordinary Shares issuable upon exercise of the warrants.
(7)	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended (the “Securities Act”).

Pursuant to Rule 416(a) under the Securities Act of 1933, this registration statement shall also cover an indeterminate number of Class A ordinary shares, par value $0.04 per share, of the registrant (the “Class A Ordinary Shares”) that may become issuable to prevent dilution resulting from stock splits, stock combinations, stock dividends, recapitalizations or similar transactions with respect to the Class A Ordinary Shares.
(8)	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended (the “Securities Act”).

Pursuant to Rule 416(a) under the Securities Act of 1933, this registration statement shall also cover an indeterminate number of Class A ordinary shares, par value $0.04 per share, of the registrant (the “Class A Ordinary Shares”) that may become issuable to prevent dilution resulting from stock splits, stock combinations, stock dividends, recapitalizations or similar transactions with respect to the Class A Ordinary Shares.

The proposed maximum offering price of the units of the registrant proposed to be sold in the offering (the “Units”) will be reduced on a dollar-for-dollar basis based on the offering price of any pre-funded units of the registrant offered and sold in the offering (the “Pre-Funded Units”), and as such, the proposed maximum aggregate offering price of the Class A Ordinary Shares and Pre-Funded Warrants (including the Class A Ordinary Shares issuable upon exercise of the Pre-Funded Warrants), if any, is 5,000,000.